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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):    August 22, 1997
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                        PHYSICIAN SALES & SERVICE, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)




      Florida                     0-23832                59-2280364
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  (State or other               (Commission          (IRS Employer
  jurisdiction of               File Number)         Identification No.)
  incorporation)


            4345 Southpoint Boulevard, Jacksonville, Florida 32216
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         (Address, including zip code, of principal executive offices)

                                 (904) 332-3000
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              (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.
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          On August 22, 1997, Physician Sales & Service, Inc. issued a press release pursuant to Rule 135c under the Securities Act of 1933, as amended, announcing its intention, subject to market and other conditions, to raise $100 to $125 million through a private offering of nonconvertible debt securities within the United States to qualified institutional investors and outside the United States to non-U.S. investors. The press release is filed as Exhibit 99.1 to this report and incorporated herein by reference thereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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    (c)  EXHIBITS

Exhibit No.        Description
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99.1               Press Release dated August 22, 1997

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                                   SIGNATURES
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PHYSICIAN SALES & SERVICE, INC.
                                              (Registrant)



                                    By:    /s/ David A. Smith
                                         ---------------------------------------
                                         David A. Smith, Chief Financial Officer

Date:  August 22, 1997

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                                 EXHIBIT INDEX

Exhibit No.        Description
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99.1               Press Release dated August 22, 1997